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Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact Information:
ESS Technology, Inc.	Rebecca Mack
Investor Relations	Bergman Mack & Associates
(510) 492-1161	(949) 981-4496
rebecca@bergmanmack.com
ESS Technology Announces Approval of
Reincorporation to Delaware
FREMONT, CA — June 27, 2008 — ESS Technology, Inc. (NASDAQ: ESST) today announced that its shareholders approved the proposed reincorporation of ESS Technology from California into Delaware at the annual meeting of the ESS Technology shareholders. While ESS Technology’s shareholders have approved the reincorporation merger, the closing of the reincorporation merger and the subsequent acquisition of ESS Technology by a wholly-owned subsidiary of Imperium Master Fund, Ltd., a fund managed by Imperium Partners Group, LLC, remain subject to receipt of a sufficient number of advance proxies from ESS Technology’s shareholders approving the acquisition by Imperium. ESS Technology is continuing to calculate the number of advance proxies received and, if a sufficient number of advance proxies have been received, anticipates closing both the reincorporation merger and the acquisition on or about June 30, 2008.
About ESS Technology
     ESS Technology, Inc. designs and markets high-performance digital video and audio processors for the consumer market. ESS Technology, headquartered in Fremont, California, has R&D, sales, and technical support offices worldwide. ESS Technology’s common stock is traded on the Nasdaq Global Market under the symbol “ESST”. ESS Technology’s web site address is: http://www.esstech.com.
About Imperium
     Imperium Partners Group, LLC is an institutional asset management firm. Imperium makes structured investments in public and private growth companies with a focus on the technology and biotech sectors. Imperium is headquartered in New York City. For more information on Imperium, please contact Becky Norquist, Partner, at BNorquist@imperiumpartners.com.

     This communication does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval. INVESTORS AND SECURITY HOLDERS OF ESS TECHNOLOGY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS INCLUDED WITH THE REGISTRATION STATEMENT FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the Registration Statement, including the joint proxy statement/prospectus, and other documents filed with the SEC by ESS Technology or Echo Technology (Delaware), Inc. through the Web site maintained by the SEC at http://www.sec.gov. Free copies of the Registration Statement, including the joint proxy statement/prospectus, and other documents filed with the SEC can also be obtained by directing a request to ESS Technology. ESS Technology and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding ESS Technology’s directors and executive officers for the year ended December 31, 2007 is available in the Registration Statement.
     The matters discussed in this news release include certain forward-looking statements that involve risks and uncertainties, including, but not limited to, the uncertainty associated with the conditions to the closing of our merger transaction with Imperium, and the other risks detailed from time to time in the SEC reports of ESS Technology, including the reports on Form 10-K, Form 10-Q and Form 8-K (if any) which we incorporate by reference. Examples of forward-looking statements include statements regarding the closing of our reincorporation merger and merger transaction with Imperium. These forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof and include the assumptions that underlie such statements. Forward-looking statements may contain words such as “will”, “expect”, “anticipate”, “believe”, “continue”, “plan”, “should”, other comparable terminology or the negative of these terms. Actual results could differ materially from those projected in the forward-looking statements. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.